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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2003

EON LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31333	13-3653818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227-15 North Conduit Avenue, Laurelton, New York, 11413
(Address of principal executive offices and zip code)

(718) 276-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

                (a)  Financial statements of businesses acquired.

                                Not applicable.

                (b) Pro forma financial information.

                                Not applicable.

                (c) Exhibits.

99.1                           Press Release, dated April 24, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9.             Regulation FD Disclosure (the following discussion is furnished under “Item 12.  Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12.  Results of Operations and Financial Condition,” is furnished under “Item 9.  Regulation FD Disclosure.”

On April 24, 2003, Eon Labs, Inc. issued a press release announcing its first-quarter 2003 results.  A copy of this press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2003

EON LABS, INC.

By:	/s/ William F. Holt
	Name:	William F. Holt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 24, 2003.